                                                                    Exhibit 3.29

                          CHARTER -- DOMESTIC CORPORATION

                              THE SAM A. WING COMPANY


THE STATE OF TEXAS  :
                    :
COUNTY OF DALLAS    :                            KNOW ALL MEN BY THESE PRESENTS:

          That we, Sam A. Wing, B. A. Wing, L. M. Wing, Sam A. Wing, Jr., Mary
M. Anderson and Evelyn T. Herrin, all citizens of Dallas County, Texas, under and by virtue of the laws of this State do hereby voluntarily associate ourselves together for the purpose of forming a private corporation under the terms and conditions hereinafter set out, as follows:

          FIRST: The name of this corporation is THE SAM A. WING COMPANY, and by this name it shall contract and be contracted with, sue and be sued, and transact all of its business.

          SECOND: This corporation is formed for the purpose of the manufacture and sale of Venetian blinds, Venetian blind supplies, building materials, furniture, fixtures, equipment; products appertaining to building materials, furniture, fixtures and equipment, and all materials and parts in connection therewith; and to purchase and sell goods, wares and merchandise for such business.

          THIRD: The home office and principal place of business of said corporation is Dallas, Dallas County, Texas, and said corporation shall carry on its business primarily in said County of Dallas and such other territory as may be deemed advisable by the Board of Directors of said corporation.

          FOURTH: Said corporation shall exist for the term of fifty (50) years.

          FIFTH:  The business of the corporation shall be transacted by seven
(7) directors (or such lesser number as may be decided upon by the stockholders) who shall be elected by the stockholders annually on the 10th day of January of each year.

          SIXTH: The following named stockholders are hereby declared to be Directors for the first year:

          Name                     Address
          ----                     -------

          Sam A. Wing              Dallas, Texas
          B. A. Wing               Dallas, Texas
          L. M. Wing               Dallas, Texas
          Mary M. Anderson         Dallas, Texas
          Evelyn T. Herrin         Dallas, Texas

          SEVENTH: The amount of the capital stock is: Forty Thousand Dollars ($40,000.00) divided into four hundred (400) shares of common stock of One Hundred Dollars ($100) par value each, all of which capital stock has been subscribed and paid in as per the affidavit hereto attached.

          IN WITNESS WHEREOF, we hereunto sign our names this the 23rd day of December, 1940.
                                         /s/ Sam A. Wing
                                         -------------------------------------
                                         Sam A. Wing

                                         /s/ B. A. Wing
                                         -------------------------------------
                                         B. A. Wing

                                         /s/ L. M. Wing
                                         -------------------------------------
                                         L. M. Wing

                                         /s/ Sam A. Wing, Jr.
                                         -------------------------------------
                                         Sam A. Wing, Jr.

                                         /s/ Mary M. Anderson
                                         -------------------------------------
                                         Mary M. Anderson

                                         /s/ Evelyn T. Herrin
                                         -------------------------------------
                                         Evelyn T. Herrin


THE STATE OF TEXAS   :
                     :
COUNTY OF  DALLAS    :                 BEFORE ME, the undersigned authority, on
this day personally appeared Sam A. Wing, B. A. Wing, L. M. Wing, Sam A. Wing, Jr., Mary M. Anderson and Evelyn T. Herrin, all of said persons being known to me to be the persons whose names are subscribed to the foregoing instrument, and severally acknowledged to me that he and/or she executed the same for the purposes and consideration therein expressed.

STATE OF TEXAS

COUNTY OF DALLAS



     KNOW ALL MEN BY THESE PRESENTS: That at a special meeting of the stockholders of SAM A. WING COMPANY, INC., of Dallas, Texas, a private corporation, duly organized and chartered under the laws of the State of Texas, with its principal place of business of Dallas, Texas, called and held in conformity with the by-laws of such corporation, for the purpose of voting upon the resolution hereinafter referred to, held in the office of said company on the 29th day of November, 1946, all of the outstanding stock of said company was voted in favor of a resolution authorizing the amendment to the charter of said corporation in the manner hereinafter set forth.

     NOW, THEREFORE, we, Sam A. Wing, Sr., Mrs. L.M. Wing, B.A. Wing, Mrs. E.T.Herrin, Mrs. M.M. Anderson and Sam A. Wing, Jr., constituting the entire Board of Directors of said corporation, in furtherance of such action of the stockholders thereof, do hereby amend the charter of said corporation, so as to increase its authorized capital stock from Forty Thousand Dollars ($40,000.00) to Eighty Thousand Dollars ($80,000.00), which additional stock is divided into four hundred (400) shares, each of the par value of One Hundred Dollars ($100.00), all of which additional stock has been subscribed and paid in as is further shown by affidavit attached hereto.

     And Section 6 of said charter shall hereafter read and be as follows:

     "Sec. 6. The entire amount of capital stock is Eighty Thousand Dollars ($80,000.00), divided into eight hundred (800) shares, each of the par value of One Hundred Dollars ($100.00), all of which said stock has been fully subscribed and paid in."

     IN WITNESS WHEREOF, we hereunto sign our names, this the 24th day of February, 1947.


                                                  /s/ Sam A. Wing
                                                  -----------------------------

                                                  /s/ B.A. Wing
                                                  -----------------------------

                                                  /s/ Sam A. Wing, Jr.
                                                  -----------------------------

                                                  /s/ L.M. Wing
                                                  -----------------------------

                                                  /s/ Mary M. Anderson
                                                  -----------------------------

                                                  /s/ Evelyn T. Herrin
                                                  -----------------------------

STATE OF TEXAS

COUNTY OF DALLAS

     BEFORE ME, the undersigned authority, on this day personally appeared Sam
A. Wing, Sr., Mrs. L.M. Wing, B.A. Wing, Mrs. E.T. Herrin, Mrs. M. M. Anderson and Sam A. Wing, Jr., known to me to be the persons whose names are subscribed to the foregoing instrument, and who comprise the entire Board of Directors of SAM A. WING COMPANY, INC., and each acknowledged to me that he executed the same for the purposes and consideration therein expressed.

     GIVEN UNDER MY HAND AND SEAL OF OFFICE, this the 24th day of February,
1947.

                          ARTICLES OF AMENDMENT TO THE

                          ARTICLES OF INCORPORATION OF

                             THE SAM A. WING COMPANY


         Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following articles as Articles of Amendment to its Articles of Incorporation, as previously amended, which:
         (1)      Changes the name of the corporation;
         (2)      Changes the period of duration of said
                  corporation;
         (3)      Increases its authorized shares;
         (4)      Changes the par value of said shares; and
         (5) Denies the pre-emptive rights of a shareholder to acquire unissued or treasury shares in the corporation.

                                   ARTICLE ONE

         The name of the corporation is The Sam A. Wing
Company.
                                   ARTICLE TWO

         The following amendments to the Articles of Incorporation were adopted by the shareholders of the corporation on September 30, 1964:

                  Article FIRST of the Articles of Incorporation is hereby amended to read as follows:

                  "The name of this corporation is THE SAM A. WING
                  COMPANY, INC."

                  Article FOURTH of the Articles of Incorporation is hereby amended to read as follows:

                  "The period of its duration is perpetual."

                  Article SEVENTH of the Articles of Incorporation, as amended, is hereby amended as follows:

                  "The aggregate number of shares which the corporation shall have authority to issue is 500,000 of the par value of $5.00 per share. The pre-emptive rights of a shareholder to acquire unissued or treasury shares of this corporation is expressly denied."

                                  ARTICLE THREE

         The number of shares of the corporation outstanding at the time of such adoption was 800; and the number of shares entitled to vote thereon was 800.

                                  ARTICLE FOUR

         The holders of all shares outstanding and entitled to vote on said amendments have signed a consent in writing adopting said amendments.

                                  ARTICLE FIVE

         The manner in which any exchange, re-classification or cancellation of issued shares provided for in the amendment, shall be effected, is as follows:

         Each share of the outstanding shares of a par value of $100.00 shall be surrendered to the corporation in exchange for 20 shares of the corporation's new capital stock of a par value of $5.00 per share.


                                    THE SAM A. WING COMPANY


                                    By  /s/ Sam A. Wing, Jr.
                                      ------------------------------
                                       Sam A. Wing, Jr., President

                                        /s/ E. I. Kerrin
                                      ------------------------------
                                       Secretary

THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )


         I, Ch. Peters, a Notary Public, do hereby certify that on this the 21 day of October, 1964, personally appeared before me Sam A. Wing, Jr., who declared that he is the President of The Sam A. Wing Company, and being duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth, and that the statements contained therein are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal of office.



                                       /s/ Ch. Peters
                                       -----------------------------------
                                       Notary Public, Dallas County, Texas

                    ARTICLES OF AMENDMENT BY THE SHAREHOLDERS
                       TO THE ARTICLES OF INCORPORATION OF
                          THE SAM A. WING COMPANY, INC.


         Pursuant to the provisions of Article 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation which changes the name of the corporation to WING INDUSTRIES, INC.

         ARTICLE ONE.   The name of the corporation is THE SAM
A. WING COMPANY, INC.

         ARTICLE TWO.   The following Amendment to the Articles
of Incorporation was adopted by the shareholders of the corporation on December 30, 1970:

         Article First of the Articles of Incorporation is hereby amended so as to read as follows:

                                 "ARTICLE FIRST

         "The name of the corporation is WING INDUSTRIES, INC."

         ARTICLE THREE.   The number of shares of the corporation outstanding
at the time of such adoption was 48,640; and the number of shares entitled to vote thereon was 48,640.

         ARTICLE FOUR.   The number of shares voted for such amendment was
45,559; and the number of shares voted against such amendment was 0.

         ARTICLE FIVE.   The manner in which any exchange, reclassification
or cancellation of issued shares provided for in the amendment shall be effected is as follows: there will be no exchange or reclassification as the amendment merely changes the name of the corporation.

         DATED:   January 5, 1971.
                                      THE SAM A. WING COMPANY, INC.


                                      By:
                                         --------------------------------
                                                President


                                      By: /s/ J. E. Poindexter
                                         --------------------------------
                                              Assistant Secretary

THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )


         I, Edna M. Schuter, a Notary Public, do hereby certify that on this the 5th day of January, 1971, personally appeared before me Paul N. Walton, who declared he is President of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

         IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                     /s/ Edna M. Schuter
                                     -------------------------------------
                                     Notary Public, Dallas County, Texas

                              ARTICLES OF AMENDMENT
                                     TO THE
                            ARTICLES OF INCORPORATION
                                       OF
                              WING INDUSTRIES, INC.


         Pursuant to the provisions of Art. 4.04 of the Texas Business Corporation Act, the undersigned corporation adopts the following Articles of Amendment to its Articles of Incorporation.

                                   ARTICLE ONE

         The name of the corporation is WING INDUSTRIES, INC.

                                   ARTICLE TWO

         The following amendment to the Articles of Incorporation was adopted by the shareholders of the corporation on March 15, 1973.

         Article Seventh of the Articles of Incorporation, as amended, is hereby amended and restated to provide as follows:

         The aggregate number of shares which the corporation shall have authority to issue is 1,500,000 of the par value of $0.50 per share. The pre-emptive rights of a shareholder to acquire unissued or treasury shares of this corporation is expressly denied.

                                  ARTICLE THREE

         The number of shares of the corporation outstanding at the time of such adoption was 43,545; and the number of share entitled to vote thereon was 43,545.

                                  ARTICLE FOUR

         The number of shares voted for such amendment was 38,228; and the number of shares voted against such amendment was 0.

                                  ARTICLE FIVE

         The manner in which any exchange, reclassification, or cancellation of issued shares provided for in the amendment shall be effected is as follows: Each share of the outstanding stock at $5.00 par value shall be surrendered to the corporation in exchange for 10 shares of new stock at $0.50 par value per share.

                                   ARTICLE SIX

         The manner in which such amendment effects a change in the amount of stated capital, and the amount of stated capital as changed by such amendment, are as follows: No change in stated capital.

DATED:  March 19, 1973.

                                              WING INDUSTRIES, INC.


                                              By:
                                                  --------------------------
                                                      Vice President


                                              By: /s/ Edward V. Smith
                                                  --------------------------
                                                    Assistant Secretary

THE STATE OF TEXAS         )
                           )
COUNTY OF DALLAS           )

                  I, Frances Kiker, a Notary Public, do hereby certify that on this 19th day of March, 1973, personally appeared before me MICHAEL H. OWEN, who declared he is Vice President of the corporation executing the foregoing document, and being first duly sworn, acknowledged that he signed the foregoing document in the capacity therein set forth and declared that the statements therein contained are true.

                  IN WITNESS WHEREOF, I have hereunto set my hand and seal the day and year before written.


                                           /s/ Frances Kiker
                                           -----------------------------------
                                           Notary Public, Dallas County, Texas

                                                                      Exhibit 99

                     WING INDUSTRIES, INC., A TEXAS CORPORATION,
                                         AND
                 WING ACQUISITION CORPORATION, A DELAWARE CORPORATION


                                  ARTICLES OF MERGER


               Pursuant to the provisions of Article 5.16 of the Texas Business Corporation Act, and Section 253 of the Delaware General Corporation Law, WING ACQUISITION CORPORATION, a Delaware corporation (the "Parent"), hereby adopts the following Articles of Merger for the purpose of merging into its subsidiary, WING INDUSTRIES, INC., a Texas corporation (the "Subsidiary"):

          1.   Merger of Parent into Subsidiary

               a. The name of the Parent corporation is Wing Acquisition Corporation, and the name of the Subsidiary corporation into which the Parent is to be merged is Wing Industries, Inc. The Parent was organized under the laws of the State of Delaware, and the Subsidiary was organized under the laws of the State of Texas.

               b. The total number of outstanding shares of each class of stock of the Subsidiary is 571,064 shares of common stock, $0.50 par value. The number of shares of common stock of the Subsidiary owned by the Parent is 571,064, constituting one hundred percent (100%) of the outstanding shares of each class of stock of the Subsidiary.

               c. A copy of the joint resolutions adopted by the Board of Directors and sole shareholder of the Parent, which resolutions approve the merger described herein, is attached hereto as EXHIBIT "A" (the "Parent Resolutions"). The Parent Resolutions were approved by the Board of Directors and the sole stockholder of the Parent as of October 25, 1996.

               d. The Agreement and Plan of Merger (the "Plan") attached to the Parent Resolutions as SCHEDULE 1 and incorporated herein by reference, and the performance of its terms, were approved by the Board of Directors and the sole stockholder of the Parent in the manner prescribed by Articles 5.16 and 5.03 of the Texas Business Corporation Act, and by Sections 251, 252 and 253 of the Delaware General Corporation Law.

               e. The Subsidiary, which is the surviving corporation in the above-described merger, is not a foreign corporation.

          2.   As to the Parent, the number of shares outstanding is as follows:

                                                    Number of Shares
Name of Parent                                        Outstanding
--------------                                      ----------------
Wing Acquisition Corporation                               1

          3. As to the Parent, the number of shares voted for and against the Plan, respectively, as evidenced by the Parent Resolutions, are as follows:

Name of Parent                          Voted For        Voted Against
--------------                          ---------        -------------
Wing Acquisition Corporation                1                None

          4. The Plan was duly authorized by all action required by the laws under which each of the Parent and the Subsidiary was incorporated and by each such corporation's constituent documents.

          DATED TO BE EFFECTIVE as of October 25, 1996.

                              WING ACQUISITION CORPORATION, a Delaware corporation



                                  By: /s/ Daniel T. Morley
                                      --------------------
                                      Daniel T. Morley,
                                      President

                                                                      Exhibit A


                             WING ACQUISITION CORPORATION
                       JOINT UNANIMOUS CONSENT OF THE DIRECTORS
                               AND THE SOLE STOCKHOLDER
                              IN LIEU OF SPECIAL MEETING

                                  (OCTOBER 25, 1996)


          Pursuant to the provisions of Sections 141(f) and 228(a) of the

Delaware General Corporation Law, the undersigned, being the all of the members of the Board of Directors and the sole stockholder of WING

ACQUISITION CORPORATION, a Delaware corporation (the "Corporation"), in lieu of holding a special meeting of the Board of Directors and the sole stockholder, the call of which is hereby expressly waived, do hereby consent to the following resolutions:

APPROVAL OF MERGER AND CHANGE OF REGISTERED AGENT

          WHEREAS, the Board of Directors and the sole stockholder of the Corporation have determined that it is in the best interests of the Corporation to merge the corporation into Wing Industries, Inc., a subsidiary of the Corporation; and

          WHEREAS, the Board of Directors and the sole stockholder of the Corporation have also determined that it is in the best interests of the Corporation to change the registered agent of Wing Industries, Inc. contemporaneously with such merger;

          NOW, THEREFORE, BE IT RESOLVED, that the form, terms and provisions of the Agreement and Plan of Merger (the "Merger Agreement"), attached hereto as SCHEDULE 1, is hereby in all respects approved, which Merger Agreement provides for (i) the merger of the Corporation into Wing Industries, Inc. and setting forth the terms and conditions of said merger and the mode of carrying the same into effect, and (ii) the change of the registered agent in the State of Texas of Wing Industries, Inc., as shown in the records of the Secretary of State of the State of Texas, from Sam A. Wing, to Ken Gilmer.

          RESOLVED FURTHER, that the form, terms and provisions of (i) the Articles of Merger (the "Articles of Merger"), and (ii) the Certificate of Ownership and Merger (the "Certificate of Merger"), both in the form heretofore presented to the

Board of Directors and the sole stockholder of the Corporation are hereby in all respects approved.

          RESOLVED FURTHER, that the President of the Corporation is hereby authorized and directed, for and in the name and on behalf of the Corporation, (i) to execute the Merger Agreement, (ii) to execute the Articles of Merger and to certify in such Articles of Merger the fact that all of the outstanding shares of capital stock of the Corporation voted in favor of the adoption of such Merger Agreement, (iii) to file such Articles of Merger with the Secretary of State of the State of Texas, and (iv) to execute the Certificate of Merger and to certify in such Certificate of Merger the fact that all of the outstanding shares of capital stock of the Corporation voted in favor of the adoption of the Merger Agreement, and (v) to file the Certificate of Merger with the Secretary of State of the State of Delaware.

          RESOLVED FURTHER, that upon such adoption and filing of the Articles of Merger and the Merger Certificate, the proper officers of the Corporation are hereby authorized and directed to take all such steps and perform all such acts and things to effectuate and consummate the Merger Agreement as may be provided by law or as may to them seem necessary or proper.

          EXECUTED on the date first above written.

                         DIRECTORS OF THE CORPORATION:



                         /s/ Daniel T. Morley
                         --------------------
                         Daniel T. Morley


                         /s/ James G. Turner
                         -------------------
                         James G. Turner

                         SOLE STOCKHOLDER OF THE CORPORATION:

                         WING INDUSTRIES HOLDINGS, INC.,
                         a Delaware corporation



                         By:  /s/ Daniel T. Morley
                              ---------------------
                              Daniel T. Morley,
                              President

                                                                   Schedule 1


                     WING INDUSTRIES, INC., A TEXAS CORPORATION,
                                         AND
                 WING ACQUISITION CORPORATION, A DELAWARE CORPORATION

                             AGREEMENT AND PLAN OF MERGER


          This Agreement and Plan of Merger is made and entered into pursuant to Section 253 of the Delaware General Corporation Law and Article 5.16 of

the Texas Business Corporation Act with respect to the merger of WING

ACQUISITION CORPORATION, a Delaware corporation, into WING INDUSTRIES, INC.,

a Texas corporation (collectively referred to as the "Constituent

Corporations");

                                 W I T N E S S E T H:


          WHEREAS, Wing Acquisition Corporation, a Delaware corporation ("WAC"), is a corporation duly organized and existing under the laws of the State of Delaware, having been incorporated on October 7, 1996, under the Delaware General Corporation Law, and having an authorized capital stock of 100 shares of common stock, $0.01 par value, of which 1 share is issued and outstanding;

          WHEREAS, Wing Industries, Inc., a Texas corporation ("WII"), is a corporation duly organized and existing under the laws of the State of Texas, having been incorporated on January 2, 1941, under the Texas Business Corporation Act, and having an authorized capital stock of 1,500,000 shares of common stock, $0.50 par value, of which 571,064 shares are issued and outstanding;

          WHEREAS, the total number of shares of common stock of WII owned by WAC is 571,064, constituting one hundred (100%) of the outstanding shares of each class of stock of WII;

          WHEREAS, as a result of WAC's ownership of more than ninety percent (90%) of the outstanding shares of each class of stock of WII, WAC is entitled to accomplish this merger without the approval of the shareholders or directors of WII by effecting this merger pursuant to the terms of Section 253 of the Delaware General Corporation Law and Article 5.16 of the Texas Business Corporation Act;

          WHEREAS, the Board of Directors and the sole stockholder of WAC deem it advisable and in the best interest of the Constituent Corporations that WAC be merged with and into WII as permitted by and in accordance with the Delaware General Corporation Law and the Texas Business Corporation Act under and pursuant to the terms and conditions hereinafter set forth, and such Board of Directors and sole stockholder of WAC have duly approved this Agreement and Plan of Merger (this "Agreement");

          NOW, THEREFORE, WAC shall be merged with and into WII in accordance with the applicable provisions of the Delaware General Corporation Law and the Texas Business Corporation Act, on the following terms and conditions:


                                      ARTICLE I

                     TERMS AND CONDITIONS OF THE PROPOSED MERGER


          At the Effective Time of the Merger (as hereinafter defined):

          1. The separate existence and corporate organization of WAC (the "Merging Corporation"), except insofar as it may be continued by operation of the laws of the State of Delaware in the case of a corporation after its merger into another corporation, shall be terminated and cease.

          2.   WII, as the surviving corporation (the "Surviving
Corporation"), shall continue its corporate existence under the laws of the State of Texas.

          3. The directors and officers of the Surviving Corporation shall be the directors and officers of WAC immediately prior to the Effective Time of the Merger.

          4. The Bylaws of the Surviving Corporation shall be the Bylaws of WII in effect immediately prior to the Effective Time of the Merger.

          5. The Articles of Incorporation of the Surviving Corporation shall be the Articles of Incorporation of WII as in effect immediately prior to the Effective Time of the Merger except Article Fifth of the Articles of Incorporation of WII is hereby amended in its entirety to read as follows, which change shall constitute an amendment to the Articles of Incorporation of the Surviving Corporation:

     "FIFTH. The board of directors shall consist of two (2) members. The number of the members of subsequent boards of directors shall be fixed by, or in the manner provided in, the bylaws."

          6.   Change of Registered Agent in the State of Texas:

               a. The name of WII's present registered agent, as shown in the records of the Secretary of State of the State of Texas prior to filing this Agreement, is Sam A. Wing.

               b. The name of the Surviving Corporations's new registered agent in the State of Texas is Ken Gilmer.

               c. The address of the registered office of the Surviving Corporation, and the address of the office of its registered agent will be identical.

               d. Such changes in the Surviving Corporation's registered agent were authorized by the Merging Corporation's Board of Directors.


                                      ARTICLE II

                        MANNER AND BASIS OF CONVERTING SHARES


         The manner and basis of converting any of the shares or other evidences of ownership of each of the Constituent Corporations into shares, obligations or other securities of the Surviving Corporation shall be as follows:

               a. Each outstanding share of common stock of the Surviving Corporation held immediately prior to the Effective Time of the Merger by the Merging Corporation shall be canceled.

               b. Each outstanding share of common stock of the Merging Corporation held immediately prior to the Effective Time of the Merger shall be converted into 2,000 shares of common stock of the Surviving Corporation.


                                     ARTICLE III

                             SUBMISSION TO DIRECTORS AND
                            STOCKHOLDER AND EFFECTIVENESS


          1. In accordance with the terms of Section 253 of the Delaware General Corporation Law and Article 5.16 of the Texas Business Corporation Act, this Agreement has been submitted for approval to each of the directors of WAC and the holder of all of the outstanding shares of common stock of WAC. The officers of

WAC have and/or will take all steps necessary in order to make the merger effective as provided for in this Agreement.

          2. The merger shall become effective upon the last to occur of the following (such time and date being referred to herein as the "Effective Time of the Merger"):

               a. A Certificate of Ownership and Merger shall be filed in the office of the Secretary of State of the State of Delaware, and a certified copy of such Certificate of Ownership and Merger shall be marked as filed by the Secretary of State of the State of Delaware; and

               b. Articles of Merger shall be filed in the office of the Secretary of State of the State of Texas, and a Certificate of Merger shall be issued by the Secretary of State of the State of Texas.


                                      ARTICLE IV

                          TRANSFER OF ASSETS AND LIABILITIES


          At the Effective Time of the Merger, the rights, privileges, powers and franchises, both of a public as well as a private nature, of the Constituent Corporations shall be vested in and possessed by the Surviving Corporation, subject to all liabilities, duties and restrictions of or upon each of the Constituent Corporations, and all and singular the rights, privileges, powers and franchises of each of the Constituent Corporations, and all property, real, personal and mixed, of each of the Constituent Corporations on whatever account, and all things in action or belonging to each of the Constituent Corporations shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest, shall be thereafter as effectively the property of the Surviving Corporation as they were of the Constituent Corporations, and the title to any real estate vested by deed or otherwise in any of the Constituent Corporations shall not revert or be in any way impaired by reason of the merger; provided, however, that all rights of creditors and all liens upon any property of any of the Constituent Corporations shall be preserved unimpaired, except as they may be modified with the consent of such creditors, and all debts, liabilities and duties of or upon each of the Constituent Corporations shall thence forth attach to the Surviving Corporation, and may be endorsed against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. The parties hereto agree that from time to time and as and when requested by the Surviving Corporation, or by its successors or assigns, to the extent permitted by law, the officers and directors of the Surviving Corporation, are fully authorized in the name of each of the Constituent Corporations or otherwise to execute and deliver all such deeds, assignments, confirmations, assurances and other instruments and to take and to cause to be taken all such further action as the Surviving Corporation may deem necessary or desirable in order to vest, perfect, confirm in or assure the Surviving Corporation title to and possession of all of said property, rights, privileges, powers and franchises and otherwise to carry out the intent and purposes of this Agreement.

                       [REST OF PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, WAC, pursuant to the approval and authority duly given by resolutions adopted by its Board of Directors and sole stockholder, has caused this Agreement and Plan of Merger to be executed in its name by its President and attested by its Secretary to be effective as of the 25th day of October, 1996.


                              WAC:

                              WING ACQUISITION CORPORATION, a Delaware corporation



                              By: /s/ Daniel T. Morley
                                  --------------------
                                 Daniel T. Morley,
                                 President



ATTEST:



/s/ James G. Turner
--------------------
James G. Turner, the Secretary
of Wing Acquisition Corporation